                                                                   Exhibit 99.30

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                     TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

                  AGGREGATE LOANS WITH SILENT SECONDS

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $248,793,610
Aggregate Original Principal Balance      $248,858,981
Number of Mortgage Loans                  1,055

                                  MINIMUM    MAXIMUM   AVERAGE (1)
                                  -------   --------   -----------
Original Principal Balance        $60,350   $750,000     $235,885
Outstanding Principal Balance     $60,215   $750,000     $235,823

                                  MINIMUM    MAXIMUM   WEIGHTED AVERAGE (2)
                                  -------   --------   --------------------
Original Term (mos)                  240        360              360
Stated Remaining Term (mos) (3)      236        357              356
Loan Age (mos) (3)                     3          8                4
Current Interest Rate              5.100%     9.900%           6.858%
Initial Interest Rate Cap          2.000%     2.000%           2.000%
Periodic Rate Cap                  1.000%     1.000%           1.000%
Gross Margin                       4.000%     6.000%           5.833%
Maximum Mortgage Rate             11.100%    15.050%          12.844%
Minimum Mortgage Rate              5.100%     9.050%           6.844%
Months to Roll (3)                    18         33               23
Original Loan-to-Value             44.37%     94.44%           80.24%
Credit Score (4)                     513        804              671

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   05/01/2025   06/01/2035

                      PERCENT OF                                PERCENT OF
LIEN POSITION       MORTGAGE POOL     YEAR OF ORIGINATION     MORTGAGE POOL
-------------       -------------   -----------------------   -------------
1st Lien               100.00%      2004                           0.06%
                                    2005                          99.94%

OCCUPANCY                           LOAN PURPOSE
Primary                 98.88%      Purchase                      90.99%
Investment               1.12%      Refinance - Rate Term          3.53%
                                    Refinance - Cashout            5.48%

LOAN TYPE                           PROPERTY TYPE
Fixed Rate               2.86%      Single Family Residence       68.33%
ARM                     97.14%      Condo                          9.85%
                                    2-4 Family                     7.77%
AMORTIZATION TYPE                   PUD                            0.37%
Fully Amortizing         3.15%      Deminimus PUD                 13.33%
Interest-Only           96.85%      Manufactured Housing           0.35%

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF MORTGAGE RATES  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                    9      $  2,637,540      1.06%    5.379%      700      $293,060    80.48%       77.71%      95.21%
5.501% to 6.000%                 91        25,492,272     10.25     5.799       678       280,135    80.08        84.47       99.16
6.001% to 6.500%                206        55,263,801     22.21     6.308       683       268,271    80.00        43.28       99.19
6.501% to 7.000%                299        74,273,615     29.85     6.795       669       248,407    80.04        23.21       97.87
7.001% to 7.500%                228        49,543,153     19.91     7.293       670       217,295    80.30        12.68       97.43
7.501% to 8.000%                151        30,269,455     12.17     7.749       661       200,460    80.47         4.80       94.44
8.001% to 8.500%                 53         9,350,115      3.76     8.257       642       176,417    81.36        10.36       85.33
8.501% to 9.000%                 11         1,290,453      0.52     8.791       638       117,314    83.91        19.59       64.43
9.001% to 9.500%                  5           477,461      0.19     9.249       582        95,492    89.31        86.15        0.00
9.501% to 10.000%                 2           195,746      0.08     9.882       534        97,873    90.00       100.00        0.00
                              -----      ------------    ------     -----       ---      --------    -----       ------       -----
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----       ------       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 9.900% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.858% per annum.

MORTGAGE RATES-ARM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE    CREDIT    BALANCE    ORIGINAL       FULL      PERCENT
-ARM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.500% or less                    9      $  2,637,540      1.09%    5.379%      700      $293,060    80.48%       77.71%      95.21%
5.501% to 6.000%                 90        25,277,673     10.46     5.799       679       280,863    80.00        84.34      100.00
6.001% to 6.500%                199        53,539,712     22.15     6.307       682       269,044    80.01        42.50       99.38
6.501% to 7.000%                292        72,417,211     29.96     6.796       669       248,004    80.04        21.72       97.95
7.001% to 7.500%                223        48,612,595     20.11     7.292       670       217,994    80.28        12.10       97.89
7.501% to 8.000%                147        29,846,137     12.35     7.747       661       203,035    80.42         4.34       94.89
8.001% to 8.500%                 46         8,346,417      3.45     8.257       646       181,444    81.05         6.93       89.09
8.501% to 9.000%                  7           933,119      0.39     8.770       643       133,303    83.42        18.17       73.89
9.001% to 9.500%                  1            66,132      0.03     9.050       599        66,132    85.00         0.00        0.00
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,014      $241,676,536    100.00%    6.844%      672      $238,340    80.18%       28.87%      97.64%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 9.050% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.844% per annum.

MORTGAGE RATES-FRM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MORTGAGE RATES     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
-FRM                     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
5.501% to 6.000%                1         $  214,599       3.02%    5.800%      612      $214,599    90.00%      100.00%       0.00%
6.001% to 6.500%                7          1,724,089      24.22     6.331       703       246,298    79.75        67.23       93.27
6.501% to 7.000%                7          1,856,404      26.08     6.788       665       265,201    80.25        81.24       94.99
7.001% to 7.500%                5            930,557      13.07     7.346       647       186,111    81.32        42.66       73.50
7.501% to 8.000%                4            423,318       5.95     7.901       657       105,830    83.74        37.35       62.65
8.001% to 8.500%                7          1,003,698       14.1     8.260       608       143,385    83.93        38.92       54.00
8.501% to 9.000%                4            357,334       5.02     8.846       625        89,333    85.18        23.32       39.73
9.001% to 9.500%                4            411,329       5.78     9.280       579       102,832    90.00       100.00        0.00
9.501% to 10.000%               2            195,746       2.75     9.882       534        97,873    90.00       100.00        0.00
                              ---         ----------     ------     -----       ---      --------    -----       ------       -----
TOTAL:                         41         $7,117,074     100.00%    7.327%      651      $173,587    82.37%       63.48%      70.32%
                              ---         ----------     ------     -----       ---      --------    -----       ------       -----

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.800% per annum to 9.900% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.327% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF                              PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
TO STATED MATURITY  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
229 to 240                   2      $    485,600      0.20%    7.095%      667      $242,800    80.00%        0.00%     100.00%
349 to 360               1,053       248,308,010      99.8     6.857       671       235,810    80.24        29.92       96.85
                         -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                   1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                         -----      ------------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 236 months to 357 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
RANGE OF ORIGINAL                          PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOAN PRINCIPAL     NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
BALANCES                 MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
$50,001 to $100,000              60      $  5,057,707      2.03%    7.540%      631      $ 84,295    84.27%       67.27%      50.45%
$100,001 to $150,000            217        27,887,230     11.21     7.163       666       128,513    80.37        34.43       95.68
$150,001 to $200,000            233        40,532,275     16.29     7.027       664       173,958    80.30        36.74       97.07
$200,001 to $250,000            151        34,293,672     13.78     6.912       665       227,110    80.13        27.87       98.12
$250,001 to $300,000            116        31,803,618     12.78     6.885       669       274,169    80.34        26.28       95.80
$300,001 to $350,000             98        31,815,091     12.79     6.685       681       324,644    80.00        24.58      100.00
$350,001 to $400,000             77        28,697,092     11.53     6.679       683       372,690    79.62        20.79       98.73
$400,001 to $450,000             50        21,123,482      8.49     6.620       680       422,470    79.90        29.92      100.00
$450,001 to $500,000             26        12,220,733      4.91     6.691       680       470,028    80.50        15.53      100.00
$500,001 to $550,000             11         5,781,589      2.32     6.826       666       525,599    80.00        27.40      100.00
$550,001 to $600,000             12         6,974,049       2.8     6.346       660       581,171    80.83        41.51       91.67
$600,001 to $650,000              3         1,857,071      0.75     7.075       657       619,024    81.58        67.29      100.00
$700,001 to $750,000              1           750,000       0.3     6.200       752       750,000    78.53       100.00      100.00
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $60,215 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $235,823.

PRODUCT TYPES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PRODUCT TYPES            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
20 to 24 Year Fixed
   Loans                          1      $    165,600      0.07%    6.990%      631      $165,600    80.00%        0.00%     100.00%
30 Year Fixed Loans              40         6,951,474      2.79     7.335       652       173,787    82.43        65.00       69.61
2/28 LIBOR ARM                  782       187,388,426     75.32     6.835       671       239,627    80.12        26.23       98.34
3/27 LIBOR ARM                  232        54,288,110     21.82     6.876       675       234,000    80.37        38.01       95.20
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

ADJUSTMENT TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT TYPE          MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------          --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fixed Rate                       41      $  7,117,074      2.86%    7.327%      651      $173,587    82.37%       63.48%      70.32%
ARM                           1,014       241,676,536     97.14     6.844       672       238,340    80.18        28.87       97.64
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----

AMORTIZATION TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
AMORTIZATION TYPE        MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-----------------        --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Fully Amortizing                 58      $  7,824,980      3.15%    7.637%      588      $134,913    89.01%       72.40%       0.00%
24 Month Interest-Only          756       183,411,359     73.72     6.822       672       242,608    79.97        25.35      100.00
36 Month Interest-Only          221        52,552,704     21.12     6.852       679       237,795    79.90        37.17      100.00
60 Month Interest-Only           20         5,004,567      2.01     6.997       676       250,228    79.80        52.13      100.00
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
STATE DISTRIBUTIONS OF      NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGED PROPERTIES     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Alabama                           2      $    417,093      0.17%    7.702%      592      $208,547    83.96%       39.58%      60.42%
Alaska                            1           363,745      0.15     6.800       657       363,745    87.95       100.00        0.00
Arizona                          66        10,080,997      4.05     6.903       683       152,742    79.99        33.92      100.00
Arkansas                          1           115,200      0.05     6.700       653       115,200    80.00       100.00      100.00
California                      364       116,887,873     46.98     6.695       674       321,121    79.91        23.11       99.52
Colorado                         50         8,373,473      3.37     6.678       665       167,469    79.96        34.89      100.00
Connecticut                       2           439,200      0.18     7.242       629       219,600    80.00         0.00      100.00
Delaware                          1           236,000      0.09     5.900       661       236,000    80.00       100.00      100.00
Florida                         142        28,579,150     11.49     6.860       677       201,262    80.29        43.49       97.22
Georgia                          18         3,349,679      1.35     7.164       661       186,093    80.00        20.64      100.00
Hawaii                            2           830,280      0.33     6.722       698       415,140    80.00        40.95      100.00
Idaho                             1           116,025      0.05     6.500       584       116,025    85.00       100.00        0.00
Illinois                         64        12,897,806      5.18     7.301       662       201,528    81.24        29.49       86.57
Indiana                          13         1,119,415      0.45     7.588       642        86,109    85.35        68.63       29.73
Iowa                              1            66,133      0.03     8.400       522        66,133    85.00       100.00        0.00
Kentucky                          1           217,449      0.09     6.100       638       217,449    80.00       100.00      100.00
Louisiana                         5           605,282      0.24     7.535       625       121,056    82.69        30.93       73.09
Maine                             2           227,924      0.09     6.542       642       113,962    85.54        55.42       44.58
Maryland                         30         6,673,940      2.68     7.139       658       222,465    80.25        26.28       97.50
Massachusetts                    22         7,071,840      2.84     7.065       671       321,447    80.44        21.77      100.00
Michigan                         24         4,286,242      1.72     7.095       654       178,593    80.23        47.32       92.65
Minnesota                        41         7,098,632      2.85     7.145       655       173,137    80.90        37.61       91.88
Missouri                          4           572,098      0.23     7.432       653       143,024    81.57        15.69       84.31
Nebraska                          1            85,600      0.03     8.000       761        85,600    80.00         0.00      100.00
Nevada                           46         9,083,142      3.65     7.179       661       197,460    80.00        13.03      100.00
New Hampshire                     1           212,000      0.09     7.825       669       212,000    80.00         0.00      100.00
New Jersey                        6         1,645,200      0.66     6.465       671       274,200    80.82        62.89       91.82
New Mexico                        4           552,845      0.22     7.019       636       138,211    82.38        63.82       68.01
New York                         26         9,212,611       3.7     6.622       696       354,331    80.64        39.57      100.00
North Carolina                   12         1,721,360      0.69     6.766       663       143,447    80.18        62.90       96.31
North Dakota                      1            95,282      0.04     8.100       710        95,282    80.00         0.00      100.00
Ohio                              7           629,404      0.25     7.919       569        89,915    89.44        77.32        0.00
Oklahoma                          3           351,122      0.14     6.830       624       117,041    80.00        23.24      100.00
Oregon                            3           507,200       0.2     6.863       671       169,067    80.00        70.66      100.00
Pennsylvania                      1            89,749      0.04     7.850       523        89,749    90.00       100.00        0.00
Rhode Island                      6         1,177,075      0.47     6.885       663       196,179    80.00        17.20      100.00
South Carolina                    4           419,388      0.17     6.662       630       104,847    81.02       100.00       79.59
Tennessee                         1            93,029      0.04     6.950       657        93,029    85.00       100.00        0.00
Texas                            25         4,320,525      1.74     7.488       678       172,821    80.86        22.87       91.42
Utah                             28         3,935,133      1.58     7.212       664       140,540    80.00        32.05      100.00
Washington                       19         3,391,883      1.36     6.781       661       178,520    79.70        57.62       95.25
Wisconsin                         4           645,587      0.26     7.306       645       161,397    80.00         0.00      100.00
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

(1) No more than approximately 0.58% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL           NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN-TO-VALUE RATIOS     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
--------------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
50.00% or less                    1      $    385,974      0.16%    6.600%      666      $385,974    44.37%        0.00%     100.00%
65.01% to 70.00%                  1           125,930      0.05     6.550       727       125,930    70.00         0.00      100.00
70.01% to 75.00%                  3           879,000      0.35     7.014       709       293,000    74.32        28.10      100.00
75.01% to 80.00%                988       238,137,517     95.72     6.832       674       241,030    79.99        28.11      100.00
80.01% to 85.00%                 15         2,229,613       0.9     7.241       623       148,641    85.00        79.41       34.45
85.01% to 90.00%                 45         6,368,060      2.56     7.659       584       141,512    89.79        73.29        2.73
90.01% to 95.00%                  2           667,516      0.27     7.139       677       333,758    92.78       100.00       74.60
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 44.37% to 94.44%.

MORTGAGE INSURANCE COMPANY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE INSURANCE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
COMPANY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
No Mortgage Insurance         1,043      $245,865,363     98.82%    6.856%      671      $235,729    80.12%       29.63%      97.67%
Mortgage Guaranty
   Insurance Corp.               12         2,928,247      1.18     7.001       632       244,021    89.97        49.35       28.02
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----

LOAN PURPOSE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
LOAN PURPOSE             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------             --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Purchase                        945      $226,369,056     90.99%    6.875%      673      $239,544    80.26%       27.75%      97.07%
Refinance - Cashout              66        13,638,809      5.48     6.771       650       206,649    79.69        57.61       91.25
Refinance - Rate Term            44         8,785,745      3.53     6.552       662       199,676    80.66        41.29      100.00
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

PROPERTY TYPE

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PROPERTY TYPE            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Single Family Residence         706      $169,998,078     68.33%    6.814%      671      $240,790    80.13%       27.91%      97.41%
Condo                           120        24,512,325      9.85     7.035       671       204,269    80.36        37.60      100.00
2-4 Family                       68        19,332,722      7.77     7.008       677       284,305    80.60        30.69       93.17
Manufactured Housing              7           871,654      0.35     6.982       634       124,522    85.00        69.96        0.00
Planned Unit
   Development                  154        34,078,831      13.7     6.861       669       221,291    80.35        32.57       96.38
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

DOCUMENTATION

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
DOCUMENTATION            MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------            --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Stated                          651      $159,843,010     64.25%    7.107%      675      $245,535    79.97%        0.00%      99.18%
Full                            344        74,298,152     29.86     6.404       665       215,983    80.80       100.00       92.38
Limited                          60        14,652,448      5.89     6.434       663       244,207    80.42         0.00       94.25
                              -----      ------------    ------     -----       ---      --------    -----       ------       -----
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----       ------       -----

OCCUPANCY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
OCCUPANCY                MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------                --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
Primary                       1,032      $246,004,299     98.88%    6.846%      672      $238,376    80.14%       29.49%      97.95%
Investment                       23         2,789,311      1.12     7.907       620       121,274    88.92        63.21        0.00
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----       -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
SUMMARY                  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------------       --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3                                25      $  5,520,823      2.22%    7.134%      756      $220,833    79.69%       19.64%     100.00%
4                             1,019       241,600,537     97.11     6.848       669       237,096    80.22        29.98       97.17
5                                 4           919,872      0.37     7.336       637       229,968    82.52        48.25       74.79
6                                 5           606,651      0.24     7.201       615       121,330    87.08        45.02        0.00
8                                 2           145,727      0.06     7.895       630        72,864    87.56        51.27        0.00
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT         NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
PENALTY TERM             MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
-------------------      --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
None                            243      $ 57,336,360     23.05%    7.142%      670      $235,952    80.69%       31.01%      93.99%
12 Months                        55        13,370,914      5.37     7.026       669       243,108    79.86        31.00      100.00
24 Months                       477       112,278,302     45.13     6.820       671       235,384    80.06        25.44       98.86
36 Months                       280        65,808,034     26.45     6.640       672       235,029    80.23        36.17       95.29
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----        -----      ------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 27 months.

CREDIT SCORES

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF CREDIT SCORES   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
501 to 525                        6      $    649,946      0.26%    7.422%      521      $108,324    89.49%      100.00%       0.00%
526 to 550                       12         1,575,158      0.63     7.992       540       131,263    89.90       100.00        0.00
551 to 575                        7         1,482,334       0.6     7.670       566       211,762    88.87        41.16        0.00
576 to 600                        7           744,306       0.3     8.202       586       106,329    89.79        81.16        0.00
601 to 625                      102        22,873,652      9.19     7.035       622       224,251    80.71        29.77       93.50
626 to 650                      295        65,655,536     26.39     6.988       637       222,561    80.15        30.48       98.45
651 to 675                      230        55,896,167     22.47     6.810       662       243,027    79.78        31.74       98.71
676 to 700                      165        40,059,196      16.1     6.728       687       242,783    80.04        28.51       99.63
701 to 725                      104        25,868,544      10.4     6.740       711       248,736    80.23        20.64      100.00
726 to 750                       77        21,481,836      8.63     6.654       737       278,985    79.98        25.45      100.00
751 to 775                       33         8,420,217      3.38     6.809       761       255,158    79.61        34.14      100.00
776 to 800                       14         3,018,718      1.21     6.431       784       215,623    79.90        39.66      100.00
801 to 825                        3         1,068,000      0.43     6.865       802       356,000    80.00         0.00      100.00
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                        1,055      $248,793,610    100.00%    6.858%      671      $235,823    80.24%       29.86%      96.85%
                              -----      ------------    ------     -----       ---      --------    -----       ------      ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 513 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 671.

CREDIT GRADE

                                AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                 NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
CREDIT GRADE  MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
------------  --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
1                  1,039      $245,977,780     98.87%    6.849%      672      $236,745     80.19%      29.22%      97.19%
2                      8         1,453,410      0.58     7.954       612       181,676     87.64       72.60       42.63
3                      1            82,539      0.03     7.250       524        82,539     90.00      100.00        0.00
4A                     5           995,081       0.4     7.322       630       199,016     81.61      100.00      100.00
5A                     2           284,800      0.11     6.730       649       142,400     80.00      100.00      100.00
                   -----      ------------    ------     -----       ---      --------     -----      ------      ------
TOTAL:             1,055      $248,793,610    100.00%    6.858%      671      $235,823     80.24%      29.86%      96.85%
                   -----      ------------    ------     -----       ---      --------     -----      ------      ------

GROSS MARGINS

                                           AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                           PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
                            NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
RANGE OF GROSS MARGINS   MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------------   --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
3.501% to 4.000%                 84      $ 19,657,727      8.13%    7.216%      665      $234,021    80.97%        26.25%     91.19%
4.001% to 4.500%                  2           311,920      0.13     7.309       651       155,960    80.00         58.99     100.00
5.001% to 5.500%                  3           472,800       0.2     6.817       641       157,600    80.00        100.00     100.00
5.501% to 6.000%                925       221,234,089     91.54     6.810       672       239,172    80.11         28.91      98.20
                              -----      ------------    ------     -----       ---      --------    -----        ------     ------
TOTAL:                        1,014      $241,676,536    100.00%    6.844%      672      $238,340    80.18%        28.87%     97.64%
                              -----      ------------    ------     -----       ---      --------    -----        ------     ------

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 6.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.833% per annum.

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM       NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
MORTGAGE RATES      MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
----------------    --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
11.500% or less             9       $  2,637,540      1.09%     5.379%     700      $293,060    80.48%       77.71%      95.21%
11.501% to 12.000%         90         25,277,673     10.46      5.799      679       280,863    80.00        84.34      100.00
12.001% to 12.500%        199         53,539,712     22.15      6.307      682       269,044    80.01        42.50       99.38
12.501% to 13.000%        292         72,417,211     29.96      6.796      669       248,004    80.04        21.72       97.95
13.001% to 13.500%        223         48,612,595     20.11      7.292      670       217,994    80.28        12.10       97.89
13.501% to 14.000%        147         29,846,137     12.35      7.747      661       203,035    80.42         4.34       94.89
14.001% to 14.500%         46          8,346,417      3.45      8.257      646       181,444    81.05         6.93       89.09
14.501% to 15.000%          7            933,119      0.39      8.770      643       133,303    83.42        18.17       73.89
15.001% to 15.500%          1             66,132      0.03      9.050      599        66,132    85.00         0.00        0.00
                        -----       ------------    ------      -----      ---      --------    -----        -----      ------
TOTAL:                  1,014       $241,676,536    100.00%     6.844%     672      $238,340    80.18%       28.87%      97.64%
                        -----       ------------    ------      -----      ---      --------    -----        -----      ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.100% per annum to 15.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.844% per annum.

NEXT RATE ADJUSTMENT DATE

                                      AGGREGATE                         WEIGHTED    AVERAGE    WEIGHTED
                                      PRINCIPAL   PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     PERCENT
NEXT RATE              NUMBER OF       BALANCE     MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL       FULL      PERCENT
ADJUSTMENT DATE     MORTGAGE LOANS   OUTSTANDING     POOL      COUPON     SCORE   OUTSTANDING     LTV    DOCUMENTATION     IO
---------------     --------------  ------------  ----------  --------  --------  -----------  --------  -------------  -------
March 2007                  3       $    432,935      0.18%    7.050%      612      $144,312    86.98%       22.96%       0.00%
April 2007                  1            476,000       0.2     7.200       683       476,000    80.00         0.00      100.00
May 2007                  759        182,082,308     75.34     6.825       669       239,898    80.12        26.68       98.53
June 2007                  19          4,397,183      1.82     7.154       759       231,431    79.68        10.77      100.00
March 2008                  1             80,688      0.03     8.300       581        80,688    90.00       100.00        0.00
April 2008                  1            212,000      0.09     6.800       641       212,000    80.00       100.00      100.00
May 2008                  224         52,871,782     21.88     6.870       673       236,035    80.37        37.32       95.23
June 2008                   6          1,123,640      0.46     7.056       745       187,273    79.73        54.37      100.00
                        -----       ------------    ------     -----       ---      --------    -----       ------      ------
TOTAL:                  1,014       $241,676,536    100.00%    6.844%      672      $238,340    80.18%       28.87%      97.64%
                        -----       ------------    ------     -----       ---      --------    -----       ------      ------